Subsequent Events (Details) - Subsequent Event [Member]	Aug. 11, 2021 $ / shares shares
Subsequent Events (Details) [Line Items]
Purchase agreement, description	the Company entered into a definitive agreement (the “Purchase Agreement”) with a single healthcare-focused institutional investor providing for the issuance of (i) 57,000,000 ordinary shares represented by 1,900,000 ADSs, and (ii) a pre-funded warrant to purchase 93,000,000 ordinary shares represented by 3,100,000 ADSs, in a registered direct offering at an offering price of $2.00 per ADS and $1.999 per pre-funded warrant, for aggregate gross proceeds of approximately $10,000 (without taking into account any proceeds from any future exercises of warrants issued in the concurrent private placement), before deducting the placement agent's fees and other estimated offering expenses payable by the Company.
Unregistered warrants issued to purchase ordinary shares | shares	5,000,000
ADSs exercise prices | $ / shares	$ 2.00